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                                                                    Exhibit 10.2


[GRAPHIC OMITTED]

WESTPAC SECURITISATION TRUSTS SERVICING AGREEMENT SERIES 1999-1G
AMENDMENT AGREEMENT

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[GRAPHIC OMITTED]

WESTPAC BANKING CORPORATION
(Westpac)

THE MORTGAGE COMPANY PTY LIMITED
(Servicer)

WESTPAC SECURITIES ADMINISTRATION LIMITED
(Trustee)

WESTPAC SECURITISATION MANAGEMENT PTY LIMITED
(WSM)
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[GRAPHIC OMITTED]

ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333

(C) Copyright Allen Allen & Hemsley 1999
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ALLEN ALLEN
& HEMSLEY
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SERVICING AGREEMENT SERIES 1999-1G AMENDMENT AGREEMENT

TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                       1

         1.1      Definitions                                                 1

         1.2      Interpretation                                              1

2.       AMENDMENT                                                            2

3.       AMENDMENTS LIMITED                                                   5

4.       GOVERNING LAW                                                        5

5.       COUNTERPARTS                                                         5


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                                                                        Page (i)
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SERVICING AGREEMENT SERIES 1999-1G AMENDMENT AGREEMENT
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DATE                                              1999
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PARTIES

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         1.       WESTPAC BANKING CORPORATION (ARBN 007 457 141) incorporated in
                  New South Wales of 60 Martin Place, Sydney in its capacity as an Approved Seller to the Series 1999-1G WST Trust (WESTPAC);d

         2. THE MORTGAGE COMPANY PTY LIMITED (ACN 070 968 302) incorporated in the Australian Capital Territory of Level 25, 60 Martin Place, Sydney as servicer of the Series 1999-1G WST Trust (the SERVICER);

         3. WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) incorporated in New South Wales of Level 10, 130 Pitt Street, Sydney as trustee of the Series 1999-1G WST Trust (the TRUSTEE); and

         4.       WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709
                  211) incorporated in the Australian Capital Territory, of Level 25, 60 Martin Place, Sydney, New South Wales (WSM).

RECITALS
-------------
         A The Trustee, Westpac and the Servicer are parties to a Servicing Agreement dated 18 February 1997 (the SERVICING AGREEMENT).

         B The Trustee, Westpac and the Servicer wish to amend the Servicing Agreement so far as the Servicing Agreement relates to the Trust, in the manner set out in this agreement.

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IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
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1.1      DEFINITIONS

         Definitions in the Servicing Agreement apply in this agreement unless the context requires otherwise or the relevant term is defined in this agreement, but TRUST means the Series 1999-1G WST Trust constituted under the Master Trust Deed and the Series Notice dated on or about the date of this agreement.

1.2      INTERPRETATION

         Clause 1.2 of the Servicing Agreement applies as if incorporated in this agreement.

2.       AMENDMENT
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SERVICING AGREEMENT SERIES 1999-1G AMENDMENT                         ALLEN ALLEN
AGREEMENT                                                            & HEMSLEY
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         The Servicing Agreement is amended so far as it relates to the Trust as follows.

         (a) The definition of CUSTODY TRANSFER TRIGGER in clause 1.1 of the Servicing Agreement is deleted and replaced with the following definition.

                  "CUSTODY TRANSFER TRIGGER means any of the following events:

                  (a)      a Further Audit resulting in an adverse report;

                  (b) the long term credit rating of the holding company of the Servicer that is downgraded:

                           (i)      below BBB by S&P;

                           (ii)     below Baa2 by Moody's; or

                           (iii)    below BBB by Fitch; or

                  (c) the Servicer is in default under a servicing agreement between it and any other person, and by reason of the default that other person removes any documents in the Servicer's custody under the servicing agreement where that person would otherwise not have been entitled to do so."

         (b) The definition of SERVICER TRANSFER EVENT in clause 1.1 of the Servicing Agreement is amended by deleting the number "10" in paragraph (b) and inserting the number "5".

         (c) Clause 1.3 of the Servicing Agreement is deleted and replaced with the following new clause.

                  "1.3     LIMITATION OF LIABILITY OF THE TRUSTEE

                  (a)      GENERAL

                           Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee under this agreement.

                  (b)      LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF
                           INDEMNITY

                           (i) The Trustee enters into this agreement only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission,

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SERVICING AGREEMENT SERIES 1999-1G AMENDMENT                         ALLEN ALLEN
AGREEMENT                                                            & HEMSLEY
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                                    agreement or transaction related to this
                                    agreement or the Trust.

                           (ii) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

                           (iii) The provisions of this clause 1.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust as a result of the Trustee's fraud, negligence or breach of trust.

                           (iv) It is acknowledged that the Trust Manager, the Currency Swap Providers, the Servicer, the Note Trustee, the Principal Paying Agent, the other Paying Agents and the Agent Bank (each a RELEVANT PARTY) are responsible under this agreement and the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii) to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this agreement or the relevant Transaction Documents, but excluding any Relevant Party) to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this agreement or the relevant Transaction Documents, but excluding any Relevant Party).

                           (v) No attorney, agent, receiver or receiver and manager

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SERVICING AGREEMENT SERIES 1999-1G AMENDMENT                         ALLEN ALLEN
AGREEMENT                                                            & HEMSLEY
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                                    appointed in accordance with this agreement
                                    or any other Transaction Documents
                                    (including a Relevant Party) has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii), if the Trustee has exercised reasonable care in the selection and supervision of such a person."

                  (d) Clause 3.1(d)(ii) of the Servicing Agreement is deleted and replaced with the following clause 3.1(d)(ii).

                           "(d) if its holding company has a long term rating from S&P of not less than A- and a long term rating from Moody's of not less than A2 and a long term rating from Fitch of not less than A-, not later than the last Business Day of each calendar year during the Term;".

                  (e) Clause 3.4 of the Servicing Agreement is amended by deleting the word "may" in the fourth last line of that clause and replacing it with the word "must".

                  (f) Clause 6.2(a) of the Servicing Agreement is deleted and replaced with the following clause 6.2(a).

                           "(a) If Westpac has a short term rating of A-1+ from S&P, P-1 from Moody's and F-1 + from Fitch, or otherwise satisfies the requirements of each Designated Rating Agency so that any rating given by any Designated Rating Agency in respect of the Notes will not be adversely affected, Westpac must pay the Collections it receives during a Collection Period on the Remittance Date for that Collection Period into the relevant Collection Account."

                  (g) Clause 6.2(c), of the Servicing Agreement is deleted and replaced with the following clause 6.2(c).

                           "(c) If Westpac does not have a short term rating of at least A-1+ from S&P and at least P-1 from Moody's and at least F-1+ from Fitch, or otherwise does not satisfy the requirements of each of those Designated Rating Agencies so that the rating given by any Designated Rating Agency in respect of the Notes will be adversely affected, then Westpac shall pay all Collections in its possession or control into the relevant Collection Account no later than five Business Days following receipt."

                  (h) Clause 8.2(a) of the Servicing Agreement is deleted and replaced with the following clause 8.2(a).

                           "(a) If a Servicer Transfer Event occurs, the Trustee must

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SERVICING AGREEMENT SERIES 1999-1G AMENDMENT                         ALLEN ALLEN
AGREEMENT                                                            & HEMSLEY
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                                    terminate this Agreement with immediate
                                    effect. The Trustee must promptly give
                                    notice of that termination to the Trust
                                    Manager, the Approved Seller, the Servicer and the Designated Rating Agencies."

                  (i)      The following is inserted as clause 8.2(d):

                           "(d)     If this agreement is terminated in
                                    accordance with this clause 8.2, then until the Trustee appoints an Eligible Servicer to be the Servicer, and that Eligible Servicer agrees to act as Servicer, the Trustee shall act as Servicer and is entitled to the fee payable under clause 7 while so acting."

                  (j) Clause 8.3 of the Servicing Agreement is amended by deleting the words ", and that" in line two of that clause and replacing them with the word "which".

                  (k) Paragraph 5(b)(ii) of schedule 1 to the Servicing Agreement is deleted.

                  (l) WSM shall be the TRUST MANAGER for all purposes under the Servicing Agreement. The Servicer will have no obligations as Trust Manager and acts only as Servicer under the Servicing Agreement.

3.       AMENDMENTS LIMITED
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         The amendments to the Servicing Agreement set out in this agreement apply only in relation to the Trust, and do not apply in relation to any other Trust (as defined in the Master Trust Deed).

4.       GOVERNING LAW
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         This agreement is governed by the laws of New South Wales and each party submits to the non-exclusive jurisdiction of its courts and the courts exercising jurisdiction in that State.

5.       COUNTERPARTS
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         This agreement may be executed in any number of counterparts. All counterparts taken together are deemed to constitute one instrument.

EXECUTED in Sydney.

Each attorney executing this agreement states that he has no notice of revocation or suspension of his power of attorney.

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SERVICING AGREEMENT SERIES 1999-1G AMENDMENT                         ALLEN ALLEN
AGREEMENT                                                            & HEMSLEY
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SIGNED on behalf of                 )   ----------------------------------------
WESTPAC BANKING                     )   Signature
CORPORATION                         )
by its attorney                     )   ----------------------------------------
in the presence of:                 )   Print Name

                                        ----------------------------------------
                                        Signature

-------------------------------------   ----------------------------------------
Witness                                 Print name

-------------------------------------
Print name

SIGNED on behalf of                 )
THE MORTGAGE COMPANY                )
PTY LIMITED                         )
by its attorney                     )
in the presence of:                 )

                                        ----------------------------------------
                                        Signature

-------------------------------------   ----------------------------------------
Witness                                 Print name

-------------------------------------
Print name

SIGNED on behalf of                 )
WESTPAC SECURITIES                  )
ADMINISTRATION LIMITED              )
by its attorney                     )
in the presence of:                 )

                                        ----------------------------------------
                                        Signature

-------------------------------------   ----------------------------------------
Witness                                 Print name

-------------------------------------
Print name

SIGNED on behalf of                 )

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SERVICING AGREEMENT SERIES 1999-1G AMENDMENT                         ALLEN ALLEN
AGREEMENT                                                            & HEMSLEY
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WESTPAC SECURITISATION              )
MANAGEMENT PTY LIMITED              )
by its attorney                     )
in the presence of:                 )

                                        ----------------------------------------
                                        Signature

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Witness                                 Print name

-------------------------------------
Print name

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